                                                                               .
                                                                               .
                                                                               .
   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF DECEMBER 13, 2004

    RIG NAME                 WD              DESIGN           LOCATION       STATUS*              OPERATOR
    --------                 --              ------           --------       -------              --------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------
Ocean Quest                3,500'     Victory Class              GOM        Contracted              Pogo

Ocean Star                 5,500'     Victory Class              GOM        Contracted           Kerr-McGee

Ocean America              5,500'     Ocean Odyssey              GOM        Contracted            Mariner

Ocean Valiant              5,500'     Ocean Odyssey              GOM        Contracted              ENI

Ocean Victory              5,500'     Victory Class              GOM        Contracted         W&T Offsshore

Ocean Confidence           7,500'     DP Aker H-3.2 Modified     GOM        Contracted               BP

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------
Ocean Voyager              2,000'     Victory Class              GOM           DODI                  --

Ocean Concord              2,200'     F&G SS-2000                GOM        Contracted           Kerr-McGee

Ocean Lexington            2,200'     F&G SS-2000                GOM        Contracted        Walter Oil & Gas

Ocean Saratoga             2,200'     F&G SS-2000                GOM        Contracted              LLOG


  RIG NAME                         CURRENT TERM              DAYRATE (000S)                START DATE                EST. END DATE
  --------                         ------------              --------------                ----------                -------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                          one well                    mid 70's                early Dec. 2004              mid Jan. 2005

Ocean Star                      220 day extension                mid 70's                early Dec. 2004              mid July 2005

Ocean America                   one well extension               mid 80's                 late Oct. 2004              mid Jan. 2005

Ocean Valiant            third of three wells plus option       high 50's                 late Dec. 2003             early Jan. 2005

Ocean Victory                       two wells                    mid 70's                 mid Aug. 2004               late Dec. 2004

Ocean Confidence                  five-year term                  170's                  early Jan. 2001             early Jan. 2006

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                           --                          --                          --                          --

Ocean Concord                  one well plus option              mid 50's                early Oct. 2004              late Dec. 2004

Ocean Lexington                      one well                   high 40's                early Sept. 2004            late April 2005

Ocean Saratoga                       one well                    low 50's                 late Oct. 2004              mid Dec. 2004

  RIG NAME                               FUTURE CONTRACT AND OTHER INFORMATION
  --------                               -------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                LOI for one well in low 100's beginning mid Jan. 2005 and ending mid Mar. 2005; followed by LOI for one well in high 110's beginning mid Mar. and ending late June 2005. Available; actively marketing.

Ocean Star                 90 day term extension plus option with Kerr-McGee in low 140's beginning mid July 2005 and ending early
                           Oct. 2005. Available; actively marketing.

Ocean America              One well extension plus option with Mariner in mid 110's beginning mid Jan. 2005 and ending mid Feb.
                           2005; followed by two wells plus option with Mariner in low 130's beginning mid Feb. and ending late May
                           2005. Available; actively marketing.

Ocean Valiant              One well plus options with Kerr-McGee in mid 80's beginning early Jan. and ending mid Feb. 2005; followed by one well with Kerr-McGee in high 90's beginning mid Feb. 2005 and ending late April 2005, followed by one well plus options with Kerr-McGee in low 130's beginning late April and ending late June 2005.
                           Available; actively marketing.

Ocean Victory              One well plus option with Newfield in mid 90's beginning late Dec. 2004 and ending mid Feb. 2005. LOI for two wells in low 130's beginning mid Feb. and ending late May 2005. Available; actively marketing.

Ocean Confidence           Available; actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager              Reactivating. One well with Murphy in low 70's beginning mid Dec. 2004 and ending early Feb. 2005;
                           followed by one well with Walter in mid 70's beginning early Feb. 2005 and ending early Mar. 2005;
                           followed by one well with Walter in low 80's beginning early Mar. 2005 and ending early April 2005.
                           Available; actively marketing.

Ocean Concord              One well with ENI in mid 50's beginning late Dec. 2004 and ending early Mar. 2005; followed by one well for Kerr-McGee in upper 50's beginning early Mar. and ending early April 2005; followed by one well plus option with Kerr-McGee in mid 70's beginning early April and ending early June 2005. Available; actively marketing.

Ocean Lexington            Three well extension with Walter beginning in early Sept. and ending in late Dec. 2004. Rate for first well in mid 40's, second and third wells in upper 40's. Three additional extension wells with Walter beginning in late Dec. 2004 and ending late Mar. 2005. Rate for first and second wells in mid 50s with third well in low 60s. One additional well plus option with Walter in low 60's beginning late Mar. and ending late April 2005; followed by approximately 120-day Survey and maintenance. Available; actively marketing.

Ocean Saratoga             Three well extension with LLOG in mid 60's beginning mid Dec. 2004 and ending late April 2005. Available;
                           actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF DECEMBER 13, 2004

    RIG NAME               WD          DESIGN              LOCATION                STATUS*                 OPERATOR
    --------               --          ------              --------                -------                 --------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader            200'     Mat Cantilever             GOM                 Contracted           Walter Oil & Gas

Ocean Drake               200'     Mat Cantilever             GOM                 Contracted            Chevron/Texaco

Ocean Champion            250'     Mat Slot                   GOM                 Contracted              Millennium

                                   Independent Leg
Ocean Columbia            250'     Cantilever                 GOM                 Contracted            ADTI/Kerr-McGee

                                   Independent Leg
Ocean Spartan             300'     Cantilever                 GOM                 Contracted                 LLOG

                                   Independent Leg
Ocean Spur                300'     Cantilever                 GOM                 Contracted               Spinnaker

                                   Independent Leg
Ocean King                300'     Cantilever                 GOM                 Contracted          Houston Exploration

                                   Independent Leg
Ocean Nugget              300'     Cantilever                 GOM                 Contracted             ADTI/Mission

                                   Independent Leg
Ocean Summit              300'     Cantilever                 GOM                 Contracted                 LLOG

                                   Independent Leg
Ocean Warwick             300'     Cantilever                 GOM                  Shipyard                  DODI

                                   Independent Leg
Ocean Titan               350'     Cantilever                 GOM                 Contracted             Stone Energy

                                   Independent Leg
Ocean Tower               350'     Cantilever                 GOM                 Contracted             W&T Offshore


  RIG NAME                          CURRENT TERM                  DAYRATE (000S)            START DATE                EST. END DATE
  --------                          ------------                  --------------            ----------                -------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader             second of two wells plus option           mid 30's              early Nov. 2004           late Dec. 2004

Ocean Drake               60 day term extension plus option          low 40's              early Nov. 2004           early Jan. 2005

Ocean Champion                        one well                       mid 30's             early Sept. 2004           late Dec. 2004

Ocean Columbia                   one well extension                  mid 30's               mid Nov. 2004             mid Dec. 2004

Ocean Spartan                    one well extension                  mid 40's              early Dec. 2004            mid Feb. 2005

Ocean Spur                            one well                       mid 40's               mid Dec. 2004            late Jan. 2005

Ocean King                            two wells                       mid 40s              late Aug. 2004            early Jan. 2005

Ocean Nugget                          one well                       low 40's               mid Nov. 2004            early Jan. 2005

Ocean Summit                   three wells plus option               high 30's            early Sept. 2004           early Jan. 2005

Ocean Warwick                            --                             --                       --                        --

Ocean Titan                     one well plus option                 low 50's              early Nov. 2004           early Jan. 2005

Ocean Tower                           two wells                      mid 40's              late Oct. 2004            late Dec. 2004

  RIG NAME                               FUTURE CONTRACT AND OTHER INFORMATION
  --------                               -------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader             Two well extension plus option with Walter in high 30's beginning late Dec. 2004 and ending mid Feb.
                           2005. Available; actively marketing.

Ocean Drake                Available; actively marketing.

Ocean Champion             Available; actively marketing.

Ocean Columbia             Three wells with Kerr-McGee in mid 40's beginning mid Dec. 2004 and ending mid Mar. 2005. Available;
                           actively marketing.

Ocean Spartan              Available; actively marketing.

Ocean Spur                 Available; actively marketing.

Ocean King                 Available; actively marketing.

Ocean Nugget               One well with ADTI/Mission in high 40's beginning early Jan. and ending mid Jan. 2005. Available;
                           actively marketing.

Ocean Summit               Two wells with LLOG in mid 40's beginning early Jan. and ending mid Mar. 2005. Available; actively marketing.

Ocean Warwick              In shipyard for repair of damage due to Hurricane Ivan.

Ocean Titan                One well plus options with BHP in mid 50's beginning early Jan. and ending early May 2005. Available;
                           actively marketing.

Ocean Tower                One well plus option with ChevronTexaco in mid 50's beginning late Dec. 2004 and ending late June 2005.
                           Available; actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF DECEMBER 13, 2004

    RIG NAME                 WD                 DESIGN             LOCATION            STATUS*            OPERATOR
    --------                 --                 ------             --------            -------            --------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador            1,100'         Bethlehem SS-2000          GOM             Contracted           PEMEX

Ocean Whittington           1,500'         Aker H-3                   GOM             Contracted           PEMEX

                                           F&G 9500 Enhanced
Ocean Worker                3,500'         Pacesetter                 GOM             Contracted           PEMEX

Ocean Yorktown              2,850'         F&G SS-2000                GOM             Contracted           PEMEX

NORTH SEA
--------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                 1,200'         Aker H-3                North Sea                    --          DODI

                                           Earl & Wright Sedco
Ocean Guardian              1,500'         711 Series              North Sea          Contracted           Shell

Ocean Princess              1,500'         Aker H-3                North Sea          Contracted          Talisman

Ocean Vanguard              1,500'         Bingo 3000              North Sea          Contracted            ENI

AUSTRALASIA
--------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                1,500'         Victory Class           Australia          Contracted            OMV

Ocean Patriot               1,500'         Bingo 3000              Australia          Contracted           Apache

Ocean Epoch                 1,640'         Korkut                  Australia          Contracted           Santos

Ocean General               1,640'         Korkut                Mobe to survey          DODI                --

Ocean Baroness              7,000'         Victory Class           Indonesia          Contracted           Unocal

Ocean Rover                 7,000'         Victory Class            Malaysia          Contracted        Amerada Hess


  RIG NAME                     CURRENT TERM                 DAYRATE (000S)               START DATE                  EST. END DATE
  --------                     ------------                 --------------               ----------                  -------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador           four year term work                 mid 50's                 late July 2003               mid Dec. 2007

Ocean Whittington          four year term work                 low 60's                 late July 2003              early Oct. 2006

Ocean Worker               four year term work                high 60's                 mid Aug. 2003                late July 2007

Ocean Yorktown             four year term work                 mid 40's                 late Oct. 2003               mid July 2007

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                         --                            --                          --                           --

Ocean Guardian                   one year                     high 40's                late March 2004              late March 2005

Ocean Princess           three wells plus option               low 60's                early Oct. 2004              early Dec. 2004

Ocean Vanguard                   one well                     low 140's                early Oct. 2004               late Dec. 2005

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                   three wells                     mid 70's                early Sept. 2004              mid Feb. 2005

Ocean Patriot                   two wells                     high 70's                early Nov. 2004               late Dec. 2004

                             Exeter/Mutineer
Ocean Epoch              development plus option               mid 60's                 mid Jan. 2004                late Jan. 2005

Ocean General                       --                            --                          --                           --

Ocean Baroness                180 day option                    110's                  early Nov. 2004               late Dec. 2004

Ocean Rover           second of two assignment wells          low 110's                early Nov. 2004               mid Dec. 2004

  RIG NAME                               FUTURE CONTRACT AND OTHER INFORMATION
  --------                               -------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador           Available.

Ocean Whittington          Available.

Ocean Worker               Available.

Ocean Yorktown             Available.

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                One year program with Talisman in U.K. North Sea in low 80's beginning early Jan. 2005 and ending early
                           Jan. 2006. Available; actively marketing.

Ocean Guardian             LOI for one year program in U.K. North Sea in low 80's beginning late Mar. 2005 and ending late Mar.
                           2006. Available; actively marketing.

Ocean Princess             One year extension in U.K. North Sea in low 80's beginning early Dec. 2004 and ending late Dec. 2005.
                           Available; actively marketing.

Ocean Vanguard             One year program in Norway with Statoil in low 140's beginning in late Dec. 2004 and ending in late Dec.
                           2005. Available; actively marketing.

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty               LOI for one well plus option in mid 70's beginning in mid Feb. and ending in early Mar. 2005; followed by one well plus option with Hardman in low 80's beginning in early Mar. 2005 and ending late Mar. 2005;
                           followed by LOI for one well plus option in mid 80's beginning late Mar. and ending mid May 2005;
                           followed by LOI for one well plus option in mid 80's beginning mid May and ending late June 2005;
                           followed by LOI for one well in mid 80's beginning late June and ending mid July 2005. Available;
                           actively marketing.

Ocean Patriot              Second of two wells with Bass Straits beginning late Dec. 2004 and ending late Jan. 2005. Two wells with
                           Woodside beginning late Jan. and ending late Feb. Two wells plus option with Santos beginning late Feb.
                           and ending early May. LOI for one well plus three options beginning early May and ending late June 2005.
                           All wells in high 70's. Available; actively marketing.

Ocean Epoch                Available; actively marketing.

Ocean General              UWILD survey; followed by two wells with KNOC in Korea plus mobe/demobe in high 60's beginning mid Dec.
                           and ending mid April 2005; followed by one well plus one option plus demobe with KNOC in Viet Nam in mid
                           50's beginning mid April and ending early June 2005. Available; actively marketing.

Ocean Baroness             180 day extension in mid 130's beginning late Dec. 2004 and ending mid May 2005. Available; actively marketing.

Ocean Rover                Second option well with Murphy declared in low 120's beginning mid Dec. 2004 and ending mid Jan. 2005.
                           Option wells three to six exercised in mid 120's beginning mid Jan. and ending early July 2005.
                           Available; actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF DECEMBER 13, 2004

    RIG NAME                        WD                 DESIGN              LOCATION         STATUS*         OPERATOR
    --------                        --                 ------              --------         -------         --------
BRAZIL
-------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                        3,300'        DP DYVI Super Yatzy        Brazil         Contracted       Petrobras

Ocean Winner                       3,500'        Aker H-3                   Brazil         Contracted       Petrobras

Ocean Alliance                     5,000'        Alliance Class             Brazil         Contracted       Petrobras

INTERNATIONAL DRILLSHIPS(1)
-------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                      7,500'        DP Fluor/Mitsubishi        Brazil         Contracted       Petrobras

INTERNATIONAL JACKUPS(2)
-------------------------------------------------------------------------------------------------------------------------
                                                 Independent Leg
Ocean Sovereign                     250'         Cantilever               Bangladesh       Contracted      Cairn Energy

                                                 Independent Leg
Ocean Heritage                      300'         Cantilever                 India          Contracted      Cairn Energy

COLD STACKED (3)
-------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                     600'         Aker H-3                 S. Africa       Cold Stacked         DODI

Ocean Endeavor                     2,000'        Victory Class               GOM          Cold Stacked         DODI

Ocean New Era                      1,500'        Korkut                      GOM          Cold Stacked         DODI


  RIG NAME                           CURRENT TERM               DAYRATE (000S)            START DATE                 EST. END DATE
  --------                           ------------               --------------            ----------                 -------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                        700 day extension               mid 70's               early Nov. 2003            mid Oct. 2005

Ocean Winner                       700 day extension               mid 50's              early April 2004           mid March 2006

Ocean Alliance                    one year extension               high 90's             early Sept. 2004          early Sept. 2005

INTERNATIONAL DRILLSHIPS(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                      700 day extension               low 100's              early Jan. 2003          early March 2006

INTERNATIONAL JACKUPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                 three wells plus option            low 60's                mid Nov. 2004            mid April 2005

Ocean Heritage                  six wells plus options             low 60's               early Nov. 2004           late April 2005

COLD STACKED (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                           --                          --                        --                        --

Ocean Endeavor                            --                          --                        --                        --

Ocean New Era                             --                          --                        --                        --

  RIG NAME                               FUTURE CONTRACT AND OTHER INFORMATION
  --------                               -------------------------------------
BRAZIL
--------------------------------------------------------------------------------
Ocean Yatzy                Available.

Ocean Winner               Available.

Ocean Alliance             Available.

INTERNATIONAL DRILLSHIPS(1)
--------------------------------------------------------------------------------
Ocean Clipper              Available; actively marketing.

INTERNATIONAL JACKUPS(2)
--------------------------------------------------------------------------------
Ocean Sovereign            Available; actively marketing.

Ocean Heritage             Available; actively marketing.

COLD STACKED (3)
--------------------------------------------------------------------------------
Ocean Liberator            Cold stacked Nov. '02.

Ocean Endeavor             Cold stacked March '02.

Ocean New Era              Cold stacked Dec. '02.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico